CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Acqua Care Systems, Inc.
Miami, Florida


         We hereby consent to the incorporation by reference in Registration Statement No. 33-88660 on Form S-8 of our report dated February 21, 1997 relating to the consolidated financial statements of Aqua Care Systems, Inc. and subsidiaries appearing in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996.


                                                    /s/ BDO SEIDMAN, LLP
                                                    ---------------------
                                                    BDO SEIDMAN, LLP

Miami, Florida
March 28, 1997